INCOME TAXES - Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
INCOME TAXES
Net loss before provision for income taxes	$ 56,641	$ 41,911	$ 53,782
PRC statutory tax rate	25.00%	25.00%	25.00%
Income tax at statutory tax rate	$ 14,160	$ 10,477	$ 13,446
Fair value change on warrants	5	53	(52)
Non-deductible loss and SBC expenses not deductible for tax purposes	(6,397)	(2,818)	(3,075)
Effect of income tax rate differences in jurisdictions other than the PRC	(4,574)	(6,378)	(1,636)
NOL not applicable for carryforward		4
Change in valuation allowance	(461)	(407)	(8,455)
Total income tax benefit	$ 2,733	$ 931	$ 228
Effective tax rates	4.83%	2.22%	0.42%